UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

ACTINIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36374	74-2963609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 7th Floor, New York, NY 10016

 (Address of Principal Executive Offices)

Registrant’s telephone number: (646) 677-3870

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Two Class II Directors

On November 9, 2021, Actinium Pharmaceuticals, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). As previously reported in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2021 (as supplemented by the definitive additional materials filed with the SEC on November 5, 2021, the “2021 Proxy”), the terms of the Company’s two Class II directors were scheduled to expire at the Annual Meeting, and the Company’s board of directors (the “Board”) nominated each of them for re-election at the Annual Meeting.

At the Annual Meeting, Sandesh Seth and Jeffrey W. Chell were elected as Class II directors of the Board to serve for a term expiring at the Company’s 2024 annual meeting of stockholders.

Amendment to the Actinium Pharmaceutical, Inc. 2019 Plan

At the Annual Meeting, stockholders approved the Second Amendment (the “Second Amendment”) to the Actinium Pharmaceuticals, Inc. 2019 Plan, as amended by the first amendment to Actinium Pharmaceuticals Inc. 2019 Plan, effective November 18, 2020 (as amended, the “2019 Plan”), to increase the number of shares of common stock available for issuance pursuant to awards under the 2019 Plan by 2,750,000 shares, to a total of 5,833,333 shares of the Company’s common stock.

For more information about the matters above, see the Company’s 2021 Proxy, the relevant portions of which are incorporated herein by reference. The description of the Second Amendment above and such portions of the 2021 Proxy are qualified in their entirety by reference to the full text of the Second Amendment, filed as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A total of 12,755,273 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. Holders of the Company’s common stock were entitled to one vote per share. At the Company’s Annual Meeting, the following three proposals were submitted to the Company’s stockholders:

(1)	Election of two directors to serve as Class II directors on the Company’s Board of Directors for a term that expires at the 2024 Annual Meeting of Stockholders, or until each director’s successor is elected and qualified or until such director’s earlier resignation or removal:

Director	For	Against	Withheld /Abstained	Broker Non-Votes
Sandesh Seth	4,075,776	0	2,111,222	6,568,275
Jeffrey W. Chell	5,144,927	0	1,042,071	6,568,275

(2)	Approval of an amendment to the Actinium Pharmaceuticals’ Inc. 2019 Plan, as amended by the first amendment to Actinium Pharmaceuticals Inc. 2019 Plan, to increase the total number of shares of common stock authorized for issuance under such plan from 3,083,333 by 2,750,000, to a total of 5,833,333 shares:

For	Against	Withheld /Abstained	Broker Non-Votes
3,740,294	2,212,770	233,934	6,568,275

(3)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year:

For	Against	Withheld /Abstained	Broker Non-Votes
12,371,473	137,529	246,271	0

For more information about the foregoing proposals, see the Company’s 2021 Proxy, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amendment to the Actinium Pharmaceuticals, Inc. 2019 Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actinium Pharmaceuticals, Inc.

Date: November 9, 2021	/s/ Sandesh Seth
Name: Sandesh Seth
Title: Chairman and Chief Executive Officer